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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): September 8, 2009
                                                         -----------------

                       WHISPERING OAKS INTERNATIONAL, INC.
                       -----------------------------------
             (Exact name of Registrant as specified in its charter)

             Texas                     0-26947               75-2742601
-------------------------------   ----------------   ---------------------------
 (State or other jurisdiction       (Commission            (IRS Employer
       of incorporation)            File Number)         Identification No.)

           7080 River Road, Suite 215
       Richmond, British Columbia, Canada                      V6X 1X5
--------------------------------------------------   ---------------------------
     (Address Of Principal Executive Office)                  (Zip Code)

       Registrant's telephone number, including area code: (866) 884-8669
                                                           --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02: DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

      (c) On September 8, 2009 (the "Effective Date"), the Board of Directors (the "Board") of Whispering Oaks International, Inc. d/b/a BioCurex (OTCBB:
BOCX) (the "Company") elected Dr. Denis Burger to the executive office of Executive Chairman of the Company and filled two newly created board vacancies by appointing Dr. Burger and Dr. Jim Walsh to the Board. In connection with the foregoing, on the Effective Date, the Board adopted resolutions to increase the size of the Board from two to four by unanimous vote.

      None of Drs. Burger and Walsh had any direct or indirect interest in any transactions with the Company that requires disclosure under Item 404(a) of Regulation S-K. There is no existing family relationship between any of them and any director or executive officer of the Company.

            BIOGRAPHICAL INFORMATION REGARDING THE INCOMING DIRECTORS

      The principal occupation and a brief summary of the backgrounds of Drs. Burger and Walsh are as follows:

DENIS R. BURGER, PHD, 66, a director and the Executive Chairman of the Company since September 2009. Prior to joining us, he had been Managing Director of Paradigm Ventures, LLC, a biotech investing and consulting firm, since 1991. He was Chairman and CEO of AVI BioPharma, Inc., a drug development company using gene targeted therapeutics, from 1997 to 2007 and founding Chairman of Epitope, Inc., a developer of diagnostic products from 1981 to 1990. He is currently a director of Trinity Biotech PLC, a diagnostic products developer, and Lorus Therapeutics, a cancer therapeutics company. Earlier in his career, he was a Professor of Microbiology and Immunology, an Associate Professor of Surgery and the Director of the Histocompatibility Testing Laboratory at Oregon Health Sciences University. He holds a B.A. degree in Bacteriology and Immunology from the University of California at Berkeley, a M.S. and Ph.D. in Microbiology and Immunology from the University of Arizona, Tucson.

JIM WALSH, PHD, 51, has been the Chief Executive Officer of Biosensia Ltd., a point of care diagnostics company, since 2008 and Interim Chief Executive
Officer of Stokes Bio Ltd., a company specializing in the area of molecular diagnostics, since 2006. Dr. Walsh has also been a non-executive director of Trinity Biotech Plc (NASDAQ: TRIB), an Irish diagnostics company, since 1996 and a non-executive director of PuriCore Plc. (LSE: PURI), a US based healthcare company, since 2006. Dr. Walsh has also been investment advisor to Bank of Ireland Kernel Capital Partners since 2007. From 1990 to 1995, Dr. Walsh was Managing Director of Cambridge Diagnostics Ltd., a wholly owned subsidiary of Inverness Medical Innovations Inc. (AMEX: IMA). From 1988 to 1990, Dr. Walsh worked with Fleming GmbH as R&D Manager. Dr. Walsh is a graduate of the National University of Ireland and holds a Doctorate in Inorganic Chemistry and Post Doctorate qualifications in Immunochemistry.

ITEM 5.03: AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
           YEAR.

      On the Effective Date, by unanimous vote, the Board also amended the Bylaws of the Company to add Executive Chairman as an officer position of the Company and to provide that the number of directors constituting the entire Board shall not be less than one (1) nor more than nine (9) as determined from time to time by resolution of the Board in its sole discretion.

ITEM 9.01: FINANCIAL STATEMENTS AND EXHIBITS.

   (d) EXHIBITS.

      EXHIBIT
        NO.                           DESCRIPTION
      -------                         -----------

        3.1     Amendment to the Bylaws of the Company, dated September 8, 2009.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Whispering Oaks International, Inc.

Dated: September 9, 2009                    By:    /s/ Dr. Ricardo Moro
                                                -----------------------------
                                                   Dr. Ricardo Moro,
                                                   President

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